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                                                                   EXHIBIT 10.43


Millers Integrated Claims Resources, Inc.
Information Services Contract

SPECIFIC CONDITIONS

This agreement is entered into between Millers Mutual Fire Insurance Company, having its principal office at 300 Burnett Street, Fort Worth, Texas, Millers Casualty Insurance Company, having its principal office at 300 Burnett Street, Fort Worth, Texas (together referred herein as Millers) and Millers Integrated Claims Resources, Inc. (MICR), having its principal office at 300 Burnett Street, Fort Worth, Texas.

Millers and MICR do hereby agree to the following conditions:

1.  This agreement covers operations of Millers in all states.

2. The services to be provided shall be in accordance with Texas laws and shall apply to claims and administrative services provided to Millers by MICR.

3. Millers shall pay MICR for services provided at a percentage of net written premiums. The percentage for the period commencing October 1, 1996 through December 31, 1996 will be determined at year end. The percentage for the period commencing on January 1, 1997 through December 31, 1997 will be calculated at a rate of up to 6% of net written premium. MICR will bill for services monthly and monies are due MICR from Millers within 30 days of billing date.

4. This contract is to provide services for the period commencing October 1, 1996 through December 31, 1997. Millers and MICR agree that unless one of them gives notice to the other in writing received at least 60 days in advance of the contract period, this contract will automatically renew for a new contract period equal in duration to the contract period described herein, commencing on January 1 of each year.

5. All services to be performed by MICR will be rendered to Millers in a professional manner, subject to the supervision, standards and needs of Millers.

6. The General Conditions are made apart hereof as though fully set out herein.

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Millers Integrated Claims Resources, Inc.
Information Services Contract
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GENERAL CONDITIONS

I.   MICR'S OBLIGATION UNDER THE CONTRACT:

     A. To provide all information system services for Millers including but not limited to the following:

         1.     Telecommunications Services
         2.     Hardware Services
         3.     Application Software Services
         4.     System Software Services
         5.     Network Services
         6.     System Integration Services

II.  MILLERS' OBLIGATION UNDER THE CONTRACT:

     A. To pay MICR the service fee in the amount and in the manner prescribed by the Specific Conditions.

     B. To comply with all other terms and conditions in the General Conditions of this contract.

III. CANCELLATION OF CONTRACT:

Cancellation of this contract without cause shall constitute a breach. This contract may be cancelled with cause in the event of default in any material term of this contract or in the event that there exists other reasons legally constituting cause by either party giving to other party written notice setting forth the reason for the cancellation and the date upon which cancellation is to be effective.

In the event of cancellation by MICR or Millers with or without cause, Millers must pay MICR the balance of any monies owed to MICR within 30 days of the effective date of cancellation.






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Service Contract
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IV.  GENERAL PROVISIONS

     A. The provisions of this contract are for the sole benefit of the parties named herein.

     B. This contract may not be assigned without prior written consent. This agreement constitutes the entire agreement by and between the parties with respect to the services described herein.

In witness whereof, this Agreement is executed to be effective the 1st day of October, 1996.

Millers Mutual Fire Insurance Company  Millers Integrated Claims Resources, Inc.

By:                                    By:
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Millers Casualty Insurance Company

By:
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